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                                                                   EXHIBIT 10.11


                                                AAVID THERMAL TECHNOLOGIES, INC.
                                                                  ID: 02-0466826
                                                     One Eagle Square, Suite 509
                                                         Concord, NH  03301, USA

                                                      Telephone:  (603) 224-1117


NOTICE OF GRANT OF STOCK OPTIONS

AND OPTION AGREEMENT

RONALD F. BORELLI                        OPTION NUMBER:   00000927
30 ROSEWELL ROAD                         PLAN:            DIRP
BEDFORD, NH  03110                       ID:              ###-##-####

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Effective 4/1/99, you have been granted a(n) Non-Qualified Stock Option to buy
50,000 shares of Aavid Thermal Technologies, Inc. (the Company) stock at $13.0000 per share.

The total option price of the shares granted is $650,000.00.

Shares in each period will become fully vested on the date shown.

           Shares           Vest Type            Full Vest       Expiration

           25,000          On Vest Date           4/1/00           4/1/09
           25,000          On Vest Date           4/1/01           4/1/09

The terms of the Plan and any rules and regulations of the committee of the Board of Directors of the Company that administers the Plan are incorporated in this Agreement as if fully set forth in it. On the reverse side of this Agreement are some additional terms of this Option and a brief description of some of the provisions of the Plan. In the case of any ambiguity or any conflict between the terms on the reverse side and the Plan, the provisions of the plan shall govern.


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By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.


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s/s  John W. Mitchell                            April 09, 1999
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Aavid Thermal Technologies, Inc.                 Date


s/s  Ronald F. Borelli
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Ronald F. Borelli                                Date